SCHEDULE 14A
(Rule 14a-101)

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]           Preliminary Proxy Statement               [   ]    Confidential, for Use of the
[X]           Definitive Proxy Statement           Commission Only (as permitted
[   ]           Definitive Additional Materials           by Rule 14a-6(e)(2))
[   ]           Soliciting Material Pursuant
          to Rule 14a-11(c) or Rule 14a-12

Chindex International, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement,
if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]           No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

Title of each class of securities to which transaction applies:
_________________________________________________________________________________________________________

Aggregate number of securities to which transaction applies:
_________________________________________________________________________________________________________

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
_________________________________________________________________________________________________________

Proposed maximum aggregate value of transaction:
_________________________________________________________________________________________________________

Total fee paid:
_________________________________________________________________________________________________________

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:
_________________________________________________________________________________________________________

Form, Schedule or Registration Statement No.:
_________________________________________________________________________________________________________

Filing Party:
_________________________________________________________________________________________________________

Date Filed:
_________________________________________________________________________________________________________

CHINDEX INTERNATIONAL, INC.
7201 WISCONSIN AVENUE
BETHESDA, MARYLAND 20814

                    June 8, 2007

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of Chindex International, Inc. (the "Company") to be held at the offices of the Company at 7201 Wisconsin Avenue, Bethesda, Maryland 20814, on Friday, June 29, 2007 at 10:00 A.M., local time.  The matters to be acted upon at that meeting are set forth and described in the Notice of Special Meeting and Proxy Statement which accompany this letter.  We request that you read these documents carefully.

We hope that you plan to attend the meeting. However, if you are not able to join us, we urge you to exercise your right as a stockholder and vote. Please promptly sign, date and return the enclosed proxy card in the accompanying postage prepaid envelope. You may, of course, attend the Special Meeting of Stockholders and vote in person even if you have previously mailed your proxy card.

                    Sincerely,

                    A. KENNETH NILSSON
                    Chairperson of the Board of Directors

IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE.

CHINDEX INTERNATIONAL, INC.
7201 WISCONSIN AVENUE
BETHESDA, MARYLAND 20814

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 29, 2007

To the Stockholders of Chindex International, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Meeting") of Chindex International, Inc. (the "Company") will be held at the offices of the Company at 7201 Wisconsin Avenue, Bethesda, Maryland 20814, on Friday, June 29, 2007 at 10:00 A.M., local time, to consider and act upon the following matters:

1.  To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 12,000,000 to 25,000,000;

2.  To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Class B Common Stock from 1,600,000 to 3,200,000; and

3.  The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement.  The close of business on June 8, 2007 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

ELYSE BETH SILVERBERG
Secretary
Bethesda, Maryland
June 8, 2007

It is important that your shares be represented at the Meeting.  Each stockholder is urged to sign, date and return the enclosed proxy card, which is being solicited on behalf of the Board of Directors.  An envelope addressed to the Company's transfer agent is enclosed for that purpose and needs no postage if mailed in the United States.

CHINDEX INTERNATIONAL, INC.
7201 WISCONSIN AVENUE
BETHESDA, MARYLAND 20814

_____________________

PROXY STATEMENT
_____________________

General

This Proxy Statement is furnished to the holders of Common Stock, par value $.01 per share ("Common Stock"), and Class B Common Stock, par value $.01 per share ("Class B Common Stock"), of Chindex International, Inc. (the "Company") in connection with the solicitation by and on behalf of its Board of Directors of proxies ("Proxy" or "Proxies") for use at a Special Meeting of Stockholders (the "Meeting") to be held on Friday, June 29, 2007, at 10:00 A.M., local time, at the offices of the Company at 7201 Wisconsin Avenue, Bethesda, Maryland 20814, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.  The approximate mailing date of this Proxy Statement is June 8, 2007.

Solicitation of Proxies

The cost of preparing, assembling and mailing the Notice of Special Meeting of Stockholders, this Proxy Statement and Proxies is to be borne by the Company.  The Company also will reimburse brokers who are holders of record of Common Stock for their expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares.  In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph or personal interview.

Unless otherwise specified, all Proxies, in proper form, received by the time of the Meeting will be voted in favor of each proposed amendment as set forth in the accompanying Notice of Special Meeting of Stockholders and described below.

Revocability of proxies

A Proxy may be revoked by a stockholder at any time before its exercise by filing with Elyse Beth Silverberg, the Secretary of the Company, at the address set forth above, an instrument of revocation or a duly executed proxy bearing a later date, or by attending the Meeting and electing to vote in person. Attending the Meeting will not, in and of itself, constitute revocation of a Proxy.

Outstanding Shares

The close of business on June 8, 2007 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof.  As of the Record Date, there were 6,500,793 shares of Common Stock and 775,000 shares of Class B Common Stock outstanding.  The shares of Class B Common Stock are convertible at any time into shares of Common Stock on a one-for-one basis.

Quorum

The Company’s Bylaws provide that the presence in person or representation by proxy of the holders of a majority of the votes entitled to be cast shall be necessary to, and shall constitute a quorum for, the transaction of business at all meetings of the stockholders, except as otherwise provided by statute.  Pursuant to Delaware law, however, in the event that a separate vote by class is required, a majority of the outstanding shares of such class is required, present in person or represented by proxy, to constitute a quorum entitled to take action with respect to that vote on that matter.  Consequently, in the case of the proposed amendment (Proposal 1) to the Company’s Certificate of Incorporation increasing the number of authorized shares of Common Stock, a quorum consists of the presence in person or by proxy of (i) holders of a majority of the votes entitled to be cast (with the Common Stock and Class B Common Stock voting together) and (ii) a majority of the outstanding shares of Common Stock, and in the case of the proposed amendment (Proposal 2) to the Company’s Certificate of Incorporation increasing the number of authorized shares of Class B Common Stock, a quorum consists of the presence in person or by proxy of (i) holders of a majority of the votes entitled to be cast (with the Common Stock and Class B Common Stock voting together) and (ii) a majority of the outstanding shares of Class B Common Stock.

If any required quorum is not present or represented at the Meeting, then the stockholders entitled to vote thereat who are present in person or represented by proxy shall have the power to adjourn the meeting from time to time until a quorum shall be present or represented.  If the time and place of the adjourned meeting are announced at the meeting at which the adjournment is taken, then no further notice of the adjourned meeting need be given.

Voting

When voting together, each holder of Common Stock is entitled to one vote for each share held by such holder and each holder of Class B Common Stock is entitled to six votes for each share held by such holder.  The Company’s Certificate of Incorporation currently provides that the Common Stock and the Class B Common Stock shall vote together as a single class on all matters on which they may vote, except when class voting is required by law.  Pursuant to Delaware law, however, class voting is required in the case of each of the proposed amendments to the Company’s Certificate of Incorporation.  Consequently, the affirmative vote of a majority of the votes entitled to be cast (with the Common Stock and Class B Common stock voting together) and a majority of the outstanding shares of Common Stock is required for approval of the proposed amendment (Proposal 1) to the Company’s Certificate of Incorporation increasing the number of authorized shares of Common Stock and the affirmative vote of a majority of the votes entitled to be cast (with the Common Stock and Class B Common Stock voting together) and a majority of the outstanding shares of Class B Common Stock is required for approval of the proposed amendment (Proposal 2) to the Company’s Certificate of Incorporation increasing the number of authorized shares of Class B Common Stock.

If you do not vote your shares by valid proxy or you do not provide any specific instruction in relation thereto on or before the date of the Meeting and your shares are held by a broker, the broker may vote at its discretion on all routine matters pursuant to the discretionary authority granted to it under Rule 452 of the New York Stock Exchange.  These votes will be counted in determining whether a quorum exists.

The Board of Directors unanimously recommends a vote FOR Proposals 1 and 2.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as to the ownership of shares of the Company's Common Stock and Class B Common Stock as of the Record Date with respect to (i) holders known to the Company to beneficially own more than five percent (5%) of the outstanding Common Stock or Class B Common Stock, (ii) each director, (iii) the Company's named executive officers for fiscal 2007 and (iv) all directors and executive officers of the Company as a group.

	Amount and Nature Of Beneficial Ownership (2)(3)		Percent of:
Name and Address of Beneficial Stockholder (1)	Common Stock	Class B Common Stock(4)	Common Stock	Class B Common Stock	Combined(5)
Roberta Lipson	161,012(6)	440,000(7)	2.4%	56.8%	24.8%
Elyse Beth Silverberg	180,972(8)	260,500	2.7%	33.6%	15.4%
Lawrence Pemble	163,148(9)	74,500	2.4%	9.6%	5.4%
Julius Y. Oestreicher	141,480(10)	0	2.1%	0%	1.9%
Carol R. Kaufman	84,360(11)	0	1.3%	0%	1.1%
A. Kenneth Nilsson	5,500(12)	0	Less than 1%	0%	Less than 1%
Holli Harris	15,000(13)	0	Less than 1%	0%	Less than 1%
Anne Marie Moncure	10,000(14)	0	Less than 1%	0%	Less than 1%
Andrew Edward and Ronit Martine Gold 10835 Lockland Road Potomac, MD 20854	628,540(15)	0	9.7%	0%	8.6%
Gotham Holdings, L.P. 650 Fifth Avenue, 6th Floor New York, NY 10019	595,000(16)	0	9.2%	0%	8.2%
Martin Currie Inc. Saltire Court 20 Castle Terrace Edinburgh, EH1 2ES Scotland	433,987(17)	0	6.7%	0%	6.0%

Federated Investors, Inc. Federated Investors Tower Pittsburgh, PA 15222	432,600(18)	0	6.7%	0%	5.9%
General Motors Investment Management Corporation 767 Fifth Avenue New York, NY 10153	364,000(19)	0	5.6%	0%	5.0%
All Executive Officers and Directors as a Group (8 persons)	752,472(20)	775,000	10.4%	100.0%	45.5%

________________

(1)	Unless otherwise indicated, the business address of each person named in the table is c/o Chindex International, Inc., 7201 Wisconsin Avenue, Bethesda, Maryland 20814.

(2)	Except as otherwise indicated, each of the parties listed has sole voting and investment power with respect to all shares indicated below.

(3)	Beneficial ownership is calculated in accordance with Regulation S-K as promulgated by the SEC.

(4)	The Common Stock is entitled to one vote per share, whereas the Class B Common Stock is entitled to six votes per share.

(5)
Indicates percentage voting power represented by beneficial ownership when the Common Stock and Class B Common Stock vote together, based on total outstanding as of the Record Date of 6,500,793 shares of Common Stock and 775,000 shares of Class B Common Stock.

(6)	Includes 159,800 shares underlying options that are currently exercisable with respect to all of the underlying shares.

(7)	Includes 20,000 shares held by each of the Ariel Benjamin Lee Trust, Daniel Lipson Plafker Trust and Jonathan Lipson Plafker Trust, of each of which Ms. Lipson is a trustee.

(8)	Includes 159,800 shares underlying options that are currently exercisable with respect to all of the underlying shares.

(9)	Includes 162,000 shares underlying options that are currently exercisable with respect to all of the underlying shares.

(10)	Represents shares underlying options that are currently exercisable with respect to all of the underlying shares.

(11)	Represents shares underlying options that are currently exercisable with respect to all of the underlying shares.

(12)	Includes 500 shares owned by Mr. Nilsson’s wife, as to which shares Mr. Nilsson disclaims beneficial ownership.

(13)	Represents shares underlying options that are currently exercisable with respect to all of the underlying shares.

(14)	Represents shares underlying options that are currently exercisable with respect to all of the underlying shares.

(15)
The amount and nature of beneficial ownership of these shares by Andrew Edward Gold and Ronit Martine Gold is based solely on a Schedule 13G/A filed by them with the Commission.  We have no independent knowledge of the accuracy or completeness of the information set forth in the Schedule 13G/A, but have no reason to believe that such information is not complete or accurate.

(16)
The amount and nature of beneficial ownership of these shares by Gotham Holdings, L.P. is based solely on a Schedule 13G/A filed by it with the Commission.  The Schedule 13G/A indicates that Gotham Holdings, L.P., RLA Management Co., LLC and Russell Anmuth have investment decision over our shares.  We have no independent knowledge of the accuracy or completeness of the information set forth in the Schedule 13G/A, but have no reason to believe that such information is not complete or accurate.

(17)
The amount and nature of beneficial ownership of these shares by Martin Currie Inc. is based solely on a Schedule 13G filed by it with the Commission.  We have no independent knowledge of the accuracy or completeness of the information set forth in the Schedule 13G, but have no reason to believe that such information is not complete or accurate.

(18)
The amount and nature of beneficial ownership of these shares by Federated Investors, Inc. is based solely on a Schedule 13G/A filed by it with the Commission.  The Schedule 13G/A indicates that Federated Investors, Inc. is the parent holding company of Federated Equity Management Company of Pennsylvania and Federated Global Investment Management Corp., which act as investment advisors to registered investment companies and separate accounts that own shares of our common stock.  The Investment Advisors are wholly owned subsidiaries of FII Holdings, Inc., which is a wholly owned subsidiary of Federated Investors, Inc., the Parent.  All of the Parent’s outstanding voting stock is held in the Voting Shares Irrevocable Trust for which John F. Donahue, Rhodora J. Donahue and J. Christopher Donahue act as trustees.  We have no independent knowledge of the accuracy or completeness of the information set forth in the Schedule 13G, but have no reason to believe that such information is not complete or accurate.

(19)
The amount and nature of beneficial ownership of these shares by General Motors Investment Management Corporation and JPMorgan Chase Bank, N.A. is based solely on a Schedule 13G filed by them with the Commission.  The Schedule 13G indicates that General Motors Investment Management Corporation and Martin Currie Investment Management, Ltd. have investment decision over our shares.  We have no independent knowledge of the accuracy or completeness of the information set forth in the Schedule 13G, but have no reason to believe that such information is not complete or accurate.

(20)	Includes 722,440 underlying options that are currently exercisable with respect to all of the underlying shares.

Proposal 1

To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 12,000,000 to 25,000,000

The Board of Directors has approved, subject to shareholder approval, an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from twelve million (12,000,000) to twenty-five million (25,000,000) (the “Common Stock Increase”).  The Board of Directors has determined that this amendment is advisable and in the best interests of the Company and its shareholders.

As of the Record Date, the Company’s authorized capitalization consisted of 14,100,000 shares, consisting of (i) 12,000,000 shares of Common Stock, of which 6,500,793 shares were issued and outstanding, (ii) 1,600,000 shares of Class B Common Stock, of which 775,000 were issued and outstanding, and (iii) 500,000 shares of preferred stock, par value $.01 per share, none of which was issued or outstanding as of the Record Date.

The purpose of this Proposal 1 is to submit the proposed Common Stock Increase to the holders of outstanding shares of Common Stock and Class B Common Stock for their approval, which is required to give effect to the Common Stock Increase.  The terms of the additional shares of Common Stock contemplated by the Common Stock Increase will be identical to those of the currently outstanding shares of Common Stock.  Since holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock may reduce the percentage ownership interest of the current holders of Common Stock in the total outstanding shares of Common Stock.  This proposed amendment and the creation of additional authorized shares of Common Stock will not alter the current number of issued shares.  The relative rights and limitations of the shares of Common Stock will remain unchanged under the amendment proposed in this Proposal 1.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares.  The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult.  For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company.  Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.  The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

The Board of Directors believes that, by increasing the authorized number of shares of our Common Stock, we will make available a reasonable number of shares for future financing transactions and other appropriate corporate opportunities and purposes.  We are currently actively pursuing potential financing and/or other strategic transactions pursuant to which we may need to issue shares of our capital stock.  However, we have not yet reached agreement with respect to any such transaction.  Having a sufficient number of shares authorized will facilitate our consummating such a transaction without the additional delay of seeking stockholder approval.  Once authorized, the Board of Directors would establish the terms on which any authorized shares may be issued.

Neither holders of Common Stock nor holders of Class B Common Stock have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock or Class B Common Stock that may be issued in the future and, therefore, future issuances of Common Stock and/or Class B Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of existing stockholders.  Neither holders of Common Stock nor holders of Class B Common Stock have any appraisal rights with respect to Proposal 1.  Further, the Board of Directors would be able to issue the shares of Common Stock authorized pursuant to this Proposal 1 without further authorization for such issuance by stockholders and does not presently intend to obtain such authorization in the event it declares stock splits and/or dividends in the future.

The Board of Directors of the Company believes that the proposed increase in the number of authorized shares of Common Stock from 12,000,000 to 25,000,000 as set forth in this Proposal 1 is necessary and desirable for the reasons described above.  If approved, the proposed increase in the number of authorized shares of Common Stock will be given effect by the filing of an amendment to the Company’s Certificate of Incorporation substantially in the form attached hereto as Exhibit A.  In the event that both Proposals 1 and 2 are approved in full, then a single amendment to the Company’s Certificate of Incorporation substantially in the form attached hereto as Exhibit C will be filed in lieu of Exhibits A and B.

The Board of Directors unanimously recommends a vote FOR Proposal 1.

Proposal 2

To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Class B Common Stock from 1,600,000 to 3,200,000

The Board of Directors has approved, subject to shareholder approval, an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Class B Common Stock from one million six hundred thousand (1,600,000) to three million two hundred thousand (3,200,000) (the “Class B Common Stock Increase”).  The Board of Directors has determined that this amendment is advisable and in the best interests of the Company and its shareholders.

As of the Record Date, the Company’s authorized capitalization consisted of 14,100,000 shares, consisting of (i) 12,000,000 shares of Common Stock, of which 6,500,793 shares were issued and outstanding, (ii) 1,600,000 shares of Class B Common Stock, of which 775,000 were issued and outstanding, and (iii) 500,000 shares of preferred stock, par value $.01 per share, none of which was issued or outstanding as of the Record Date.

The purpose of this Proposal 2 is to submit the proposed Class B Common Stock Increase to the holders of outstanding shares of Common Stock and Class B Common Stock for their approval, which is required to give effect to the Class B Common Stock Increase.  The terms of the additional shares of Class B Common Stock contemplated by the Class B Common Stock Increase will be identical to those of the currently outstanding shares of Class B Common Stock.  Since holders of Class B Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Class B Common Stock may reduce the percentage ownership interest of the current holders of Class B Common Stock in the total outstanding shares of Class B Common Stock.  This proposed amendment and the creation of additional authorized shares of Class B Common Stock will not alter the current number of issued shares.  The relative rights and limitations of the shares of Class B Common Stock will remain unchanged under the amendment proposed in this Proposal 2.

The proposed increase in the authorized number of shares of Class B Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares.  The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult.  For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company.  Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.  The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

The Board of Directors believes that, by increasing the authorized number of shares of our Class B Common Stock, we will make available a reasonable number of shares for future financing transactions and other appropriate corporate opportunities and purposes.  We are currently actively pursuing potential financing and/or other strategic transactions pursuant to which we may need to issue shares of our capital stock.  However, we have not yet reached agreement with respect to any such transaction.  Having a sufficient number of shares authorized will facilitate our consummating such a transaction without the additional delay of seeking stockholder approval.  Once authorized, the Board of Directors would establish the terms on which any authorized shares may be issued.

Neither holders of Common Stock nor holders of Class B Common Stock have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock or Class B Common Stock that may be issued in the future and, therefore, future issuances of Common Stock and/or Class B Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of existing stockholders.  Neither holders of Common Stock nor holders of Class B Common Stock have any appraisal rights with respect to Proposal 2.  Further, the Board of Directors would be able to issue the shares of Class B Common Stock authorized pursuant to this Proposal 2 without further authorization for such issuance by stockholders and does not presently intend to obtain such authorization in the event it declares stock splits and/or dividends in the future.

The Board of Directors of the Company believes that the proposed increase in the number of authorized shares of Class B Common Stock from 1,600,000 to 3,200,000 as set forth in this Proposal 2 is necessary and desirable for the reasons described above.  If approved, the proposed increase in the number of authorized shares of Class B Common Stock will be given effect by the filing of an amendment to the Company’s Certificate of Incorporation substantially in the form attached hereto as Exhibit B.  In the event that both Proposals 1 and 2 are approved in full, then a single amendment to the Company’s Certificate of Incorporation substantially in the form attached hereto as Exhibit C will be filed in lieu of Exhibits A and B.

The Board of Directors unanimously recommends a vote FOR Proposal 2.

MISCELLANEOUS

Stockholder Proposals

Stockholders wishing to present proposals at the 2008 Annual Meeting of Stockholders and wishing to have their proposals presented in the proxy statement and form of proxy distributed by the Board of Directors in connection with the 2008 Annual Meeting of Stockholders must submit their proposals to the Company in writing on or before April 13, 2008.

If the Company does not receive notice by April 13, 2008 from a stockholder who intends to present at the next Annual Meeting a proposal that is not discussed in the Company's proxy statement, the persons named in the proxy accompanying the Company's proxy statement for that Annual Meeting will have the discretionary authority to vote on such proposal at such meeting.

Other Matters

Management does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others.  If any other matters or motions should properly come before the Meeting, the persons named in the Proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Meeting.

Proxies

All stockholders are urged to fill in their choices with respect to the matters to be voted on, sign and promptly return the enclosed form of Proxy.

                    By Order of the Board of Directors,

                    ELYSE BETH SILVERBERG
                    Secretary
June 8, 2007

EXHIBIT A
CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
CHINDEX INTERNATIONAL, INC.

The undersigned, being the Chief Executive Officer and Secretary of CHINDEX INTERNATIONAL, INC., a corporation existing under the laws of the State of Delaware, does hereby certify under the seal of the said corporation as follows:

1.           The name of the Corporation (hereinafter referred to as the "Company") is Chindex International, Inc.  The date of filing the original Certificate of Incorporation with the Secretary of State of Delaware was June 17, 2002.

2.           The first sentence of Article FOURTH of said certificate of incorporation is hereby amended to read in its entirety as follows:

“The total number of shares of stock which the Corporation shall have the authority to issue is 27,100,000 shares, consisting of 25,000,000 shares of common stock, par value $.01 per share, 1,600,000 shares of Class B common stock, par value $.01 per share, and 500,000 shares of preferred stock, par value $.01 per share.”

3.           The Company’s Board of Directors unanimously has deemed advisable and duly adopted said amendment and a majority of (i) the outstanding stock authorized to vote thereon and (ii) the outstanding stock of each class entitled to vote thereon as a class have voted in favor of said amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Company has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Company's Certificate of Incorporation, as amended, to be signed by Roberta Lipson, its Chief Executive Officer, and Elyse Beth Silverberg, its Secretary, this __ day of _______, 2007.

CHINDEX INTERNATIONAL, INC.

By:
Roberta Lipson, Chief Executive Office

By:
Elyse Beth Silverberg, Secretary

EXHIBIT B
CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
CHINDEX INTERNATIONAL, INC.

The undersigned, being the Chief Executive Officer and Secretary of CHINDEX INTERNATIONAL, INC., a corporation existing under the laws of the State of Delaware, does hereby certify under the seal of the said corporation as follows:

1.           The name of the Corporation (hereinafter referred to as the "Company") is Chindex International, Inc.  The date of filing the original Certificate of Incorporation with the Secretary of State of Delaware was June 17, 2002.

2.           The first sentence of Article FOURTH of said certificate of incorporation is hereby amended to read in its entirety as follows:

“The total number of shares of stock which the Corporation shall have the authority to issue is 15,700,000 shares, consisting of 12,000,000 shares of common stock, par value $.01 per share, 3,200,000 shares of Class B common stock, par value $.01 per share, and 500,000 shares of preferred stock, par value $.01 per share.”

3.           The Company’s Board of Directors unanimously has deemed advisable and duly adopted said amendment and a majority of (i) the outstanding stock authorized to vote thereon and (ii) the outstanding stock of each class entitled to vote thereon as a class have voted in favor of said amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Company has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Company's Certificate of Incorporation, as amended, to be signed by Roberta Lipson, its Chief Executive Officer, and Elyse Beth Silverberg, its Secretary, this __ day of _______, 2007.

CHINDEX INTERNATIONAL, INC.

By:
Roberta Lipson, Chief Executive Office

By:
Elyse Beth Silverberg, Secretary

-ii-

EXHIBIT C
CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
CHINDEX INTERNATIONAL, INC.

The undersigned, being the Chief Executive Officer and Secretary of CHINDEX INTERNATIONAL, INC., a corporation existing under the laws of the State of Delaware, does hereby certify under the seal of the said corporation as follows:

1.           The name of the Corporation (hereinafter referred to as the "Company") is Chindex International, Inc.  The date of filing the original Certificate of Incorporation with the Secretary of State of Delaware was June 17, 2002.

2.           The first sentence of Article FOURTH of said certificate of incorporation is hereby amended to read in its entirety as follows:

“The total number of shares of stock which the Corporation shall have the authority to issue is 28,700,000 shares, consisting of 25,000,000 shares of common stock, par value $.01 per share, 3,200,000 shares of Class B common stock, par value $.01 per share, and 500,000 shares of preferred stock, par value $.01 per share.”

3.           The Company’s Board of Directors unanimously has deemed advisable and duly adopted said amendment and a majority of (i) the outstanding stock authorized to vote thereon and (ii) the outstanding stock of each class entitled to vote thereon as a class have voted in favor of said amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Company has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Company's Certificate of Incorporation, as amended, to be signed by Roberta Lipson, its Chief Executive Officer, and Elyse Beth Silverberg, its Secretary, this __ day of _______, 2007.

CHINDEX INTERNATIONAL, INC.

By:
Roberta Lipson, Chief Executive Office

By:
Elyse Beth Silverberg, Secretary

-iii-

PROXY CARD

PROXY                                                                                                 PROXY

CHINDEX INTERNATIONAL, INC.

(Solicited on behalf of the Board of Directors)

The undersigned holder of Common Stock or Class B Common Stock, as the case may be, of CHINDEX INTERNATIONAL, INC. (the “Company”), revoking all proxies heretofore given, hereby constitute and appoint Lawrence Pemble and Cheryl Chartier and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned’s shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Special Meeting of Stockholders of the Company, to be held at the offices of the Company at 7201 Wisconsin Avenue, Bethesda, Maryland 20814, on Friday, June 29, 2007 at 10:00 A.M., local time, and at any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may come before the meeting.  Where no choice is specified, this Proxy will be voted FOR all Proposals.

PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

-iv-

The Board of Directors Recommends
a vote FOR Proposal 1 and
FOR Proposal 2

1.	Proposal to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 12,000,000 to 25,000,000.

FOR   ☐                                AGAINST   ☐                                           ABSTAIN   ☐

2.	Proposal to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Class B Common Stock from 1,600,000 to 3,200,000.

FOR   ☐                                AGAINST   ☐                                           ABSTAIN   ☐

The proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.

The shares represented by this proxy will be voted in the manner directed.  In the absence of any direction, the shares will be voted FOR Proposal 1 and FOR Proposal 2 and in accordance with their discretion on such other matters as may properly come before the meeting.

Dated:	, 2007

Signature(s)

(Signature(s) should conform to names as registered.  For jointly owned shares, each owner should sign.  When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title.)

PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY